                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments..

                                          Signature:     /s/ NORMAN P. BLAKE

                                                  ------------------------------

                                          Name: Norman P. Blake

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:    /s/ H.FURLONG BALDWIN

                                                  ------------------------------

                                          Name: H. Furlong Baldwin

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:              /s/ MICHAEL R.
                                                     BONSIGNORE

                                                  ------------------------------

                                          Name: Michael R. Bonsignore

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:     /s/ JOHN H. DASBURG

                                                  ------------------------------

                                          Name: John H. Dasburg

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:     /s/ W. JOHN DRISCOLL

                                                  ------------------------------

                                          Name: W. John Driscoll

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:              /s/ KENNETH M.
                                                    DUBERSTEIN

                                                  ------------------------------

                                          Name: Kenneth M. Duberstein

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:    /s/ PIERSON M. GRIEVE

                                                  ------------------------------

                                          Name: Pierson M. Grieve

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:    /s/ THOMAS R. HODGSON

                                                  ------------------------------

                                          Name: Thomas R. Hodgson

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:      /s/ DAVID G. JOHN

                                                  ------------------------------

                                          Name: David G. John

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:     /s/ WILLIAM H. KLING

                                                  ------------------------------

                                          Name: William H. Kling

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:    /s/ BRUCE K. MACLAURY

                                                  ------------------------------

                                          Name: Bruce K. MacLaury

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:         /s/ GLEN D. NELSON,
                                                     M.D.

                                                  ------------------------------

                                          Name: Glen D. Nelson, M.D.

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

                                          Signature:    /s/ ANITA M. PAMPUSCH

                                                  ------------------------------

                                          Name: Anita M. Pampusch

Dated: November 3, 1998

                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Kathleen Chagnon and Sandy Ulsaker Wiese, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul Companies, Inc. (the "Registration Statement"), under the authority granted by the Board of Directors of The St. Paul at its November 3, 1998 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments..

                                          Signature:    /s/ GORDON M. SPRENGER

                                                  ------------------------------

                                          Name: Gordon M. Sprenger

Dated: November 3, 1998